EXHIBIT 10.15

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED. THIS WARRANT MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE OR OTHER TRANSFER OF ANY INEREST IN ANY OF THE SHARES REPRESENTED BY THIS WARRANT.

SAGENT TECHNOLOGY, INC.

WARRANT TO PURCHASE SHARES

Warrant No.: W-11	December 31, 2002

Mountain View, California

THIS WARRANT is issued to David Dohrmann by Sagent Technology, Inc., a Delaware corporation (the “Company”), pursuant to the terms of that certain Letter Agreement dated August 28, 2002 by and between the Company and Halpern Capital, Inc. (the “Letter Agreement”).

1. Purchase of Shares. Subject to the terms and conditions hereinafter set forth, the holder of this Warrant is entitled, upon surrender of this Warrant at the principal executive offices of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to 22,856 fully paid and nonassessable Shares (as defined below).

2. Definitions.

(a) Exercise Price. The exercise price for the Shares shall be US$0.10 per share (as adjusted from time to time pursuant to Section 6 hereof).

(b) Exercise Period. This Warrant shall be exercisable, in whole or in part, during the term commencing on the date hereof and ending on the expiration of this Warrant pursuant to Section 15 hereof.

(c) Shares. The term “Shares” shall mean shares of the Company’s common stock, par value US$0.001 per share (“Common Stock”).

(d) Change of Control. The term “Change of Control” shall mean (i) any consolidation or merger involving the Company pursuant to which the Company’s stockholders own less than fifty percent (50%) of the voting securities of the surviving entity or (ii) the sale of all or substantially all of the assets of the Company.

(e) Warrant Shares. The term “Warrant Shares” shall mean the Shares issuable or issued upon the exercise of this Warrant.

3. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 2 above, the holder may exercise at any time and from time to time during the Exercise Period, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

(i) the surrender of this Warrant, together with a notice of exercise to the Chief Financial Officer of the Company at its principal executive offices; and

(ii) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

4. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the notice of exercise.

5. Issuance of Shares; Reservation of Common Stock. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued on the date the Warrant was exercised in accordance with Section 3 and will be fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof. The Company further covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of Shares to provide for issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its charter to provide sufficient reserves of Common Stock issuable upon exercise of this Warrant.

6. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide its Shares, by split-up or otherwise, or combine its Shares, or issue additional shares of its Shares as a dividend, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 6(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

(b) Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the capital stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 6(a) above or as a result of a Change of Control), then the Company shall make appropriate provision so that the holder of this Warrant shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of Shares as were purchasable by the holder of this Warrant immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the holder of this Warrant so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

(c) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the holder of such event and of any new Exercise Price or the number of Shares or the number and description of other securities or property thereafter purchasable upon exercise of this Warrant.

7. Change of Control. In case of any Change of Control, the Company shall make appropriate provision so that upon such Change of Control this Warrant shall automatically convert into a right to receive an amount of shares of stock and other securities and property receivable by the Company’s securityholders in connection with such Change of Control (the “Consideration”) equal to the difference between: (a) the amount of Consideration receivable by a holder of the same number of Shares as were purchasable by the holder of this Warrant immediately prior to such Change of Control minus (b) the amount of Consideration equal to the value of the cash consideration that would have been payable by the holder of this Warrant if this Warrant had been fully exercised immediately prior to such Change of Control.

8. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

9. Lost Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at the expense of the holder of this Warrant, shall execute and deliver to the holder of this Warrant, in lieu thereof, a new Warrant of like date and tenor.

10. Representations of the Company. The Company represents that all corporate actions on the part of the Company, its officers, directors and stockholders necessary for the sale and issuance of this Warrant and the issuance of Shares on exercise of this Warrant have been taken.

11. Representations and Warranties by the Holder. The holder of this Warrant (the “Holder”) represents and warrants to the Company as follows:

(a) This Warrant and the Shares issuable upon exercise thereof are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the “Act”). Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

(b) The Holder understands that the Warrant and the Warrant Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration. The Holder further understands that the Warrant and Warrant Shares have not been qualified under the California Securities Law of 1968 (the “California Law”) by reason of their issuance in a transaction exempt from the qualification requirements of the California Law pursuant to Section 25102(f) thereof, which exemption depends upon, among other things, the bona fide nature of the Holder’s investment intent expressed above.

(c) The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

(d) The Holder is able to bear the economic risk of the purchase of the Shares issuable pursuant to the terms of this Warrant.

12. Restrictive Legend: The Warrant Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH SALE OR TRANSFER IS EXEMPT FOR THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

13. Transfer of Warrant.

(a) Conditions. This Warrant and the rights represented hereby are not transferable, except in accordance with the conditions set forth in this Section 13. In order to affect any transfer of all or a portion of this Warrant, the Holder hereof shall deliver to the Company a completed and duly executed Notice of Transfer, in the form attached as Exhibit C hereto.

(b) Additional Conditions to Transfer of Warrant. Unless there is a registration statement declared or ordered effective by the Securities and Exchange Commission under the Act which includes this Warrant, this Warrant may not be transferred unless and until:

(i) the Company receives an Investment Representation Statement, in the form attached as Exhibit B hereto, certifying that, among other things, this Warrant is being acquired for investment and not with a view to any sale or distribution thereof; and

(ii) the Company receives a written notice from the Holder which describes the manner and circumstances of the proposed transfer accompanied by (A) a written opinion of Holder’s legal counsel, in form and substance reasonably satisfactory to the Company, stating that such transfer is exempt from the registration and prospectus delivery requirements of the Act and all applicable state securities laws, (B) a Commission “no-action” letter stating that future transfers of such securities by the transferor or the contemplated transferee would be exempt from registration under the Act or such securities may be transferred in accordance with Rule 144(k) or (C) such other evidence that the proposed transfer is exempt from registration under the Act, in form and substance reasonably satisfactory to the Company. Upon receipt of the foregoing, the Company shall, or shall instruct its transfer agent to, promptly, and without expense to the Holder or the Stockholder, as the case may be, issue new securities in the name of the Holder and/or the Stockholder, as the case may be, not bearing the legends required under Section 12. In addition, new securities shall be issued without such legend if such legends may be properly removed under the terms of Rule 144(k).

14. Rights of Stockholders. No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of the Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

15. Expiration of This Warrant. This Warrant shall expire and shall no longer be exercisable upon the fourth anniversary of the date hereof.

16. Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and faxed or delivered by courier to each party as follows:

if to the Investor, to;

David Dohrmann

1938 Barton St.

Redwood City, CA 94061

or if to the Company, to;

Sagent Technology, Inc.

800 West El Camino Real

Suite 300

Mountain View, CA, 94040

Tel: (650) 815-3100

Fax: (650) 815-3500

Attention: Patty Szoka

with a copy to:

Wilson Sonsini Goodrich & Rosati

650 Page Mill Road

Palo Alto, CA 94304

Tel: (650) 493-9300

Fax: (650) 493-6811

Attention: Kathleen B. Bloch, Esq.

All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the third business day following the deposit with such service; and (b) when faxed, upon confirmation of receipt.

17. Lock-up Agreement. The Holder hereby agrees that, upon request of the Company or the managing underwriter of a public offering of any securities of the Company, such Holder shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of all or any portion of the Warrant Shares without the prior written consent of the Company or the managing underwriter, as the case may be, for such period of time (not to exceed 180 days from the date upon which the registration statement relating to such public offering is declared or ordered effective by the Securities and Exchange Commission) as may be requested by the Company or the underwriters, as the case may be.

18. Governing Law. This Warrant and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other jurisdiction. THE PARTIES HERETO, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

19. Rights and Obligations Survive Exercise of Warrant. Unless otherwise provided herein, the rights and obligations of the Company, of the holder of this Warrant and of the holder of the Shares issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the date first written above.

SAGENT TECHNOLOGY, INC. a Delaware corporation

By:	/s/ PATRICIA SZOKA

Chief Accounting Officer

Acknowledged and Accepted:

By:	/s/ DAVID DOHRMANN

Name:

Title:

Address:

[Signature page to Warrant]

EXHIBIT A

NOTICE OF EXERCISE

TO:	Sagent Technology, Inc.
800 W. El Camino Real, Suite 300
Mountain View, California 94040
Attention: Chief Financial Officer

1. The undersigned hereby elects to purchase                  shares of Common Stock of Sagent Technology, Inc., a Delaware corporation (the “Company”), pursuant to the terms of Warrant No. [    ], issued              , 2002 to and in the name of [                        ], a copy of which is attached hereto (the “Warrant”), and tenders herewith full payment of the aggregate Exercise Price for such shares in accordance with the terms of the Warrant.

2. Please issue a certificate or certificates representing said shares of Common Stock in such name or names as specified below:

(Name)	(Name)

(Address)	(Address)

3. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in attached Warrant are true and correct as of the date hereof. In support thereof, the undersigned has executed an Investment Representation Statement, in the form attached as Exhibit B to the Warrant, concurrently herewith.

Date:

By:
(Signature)

(Signature must conform in all respects to name of the Holder as set forth on the face of the Warrant)

EXHIBIT B

INVESTMENT REPRESENATATION STATEMENT

PURCHASER	:

SELLER	:	SAGENT TECHNOLOGY, INC.

COMPANY	:	SAGENT TECHNOLOGY, INC.

SECURITY	:	WARRANT NO. [ ] ISSUED ON , 2002, OR COMMON STOCK ISSUED UPON THE EXERCISE OF WARRANT NO. [ ], ISSUED ON

AMOUNT	:	SHARES

DATE	:

The undersigned hereby represents and warrants to Sagent Technology, Inc., a Delaware corporation (the “Company”), as follows:

1. I am aware of the business affairs, financial condition and results of operations of the Company and have acquired sufficient information about the Company to reach an informed and knowledgeable investment decision to acquire the Securities. I am purchasing the Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof for purposes of the Securities Act of 1933, as amended (the “Securities Act”).

2. I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. I understand that, in the view of the Securities and Exchange Commission (the “Commission”), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold the Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

3. I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities shall be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

4. I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

5. I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

Date:

By:
(Signature must conform in all respects to name of the Holder as set forth on the face of the Warrant)

EXHIBIT C

NOTICE OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                  the right represented by Warrant No. [    ], issued on                              to and in the name of [                        ], to purchase shares of Common Stock of Sagent Technology, Inc., a Delaware corporation (the “Company”), a copy of which is attached hereto (the “Warrant”), and appoints                                  as attorney-in-fact to transfer such right on the books of the Company with full power of substitution in the premises.

Date:

By:
(Signature must conform in all respects to name of the Holder as set forth on the face of the Warrant)

(Address)

Signed in the presence of:

Name: